Exhibit 10.47

PRIVATE & CONFIDENTIAL
8 May 2017
ATTENTION: SUPER MICRO COMPUTER TAIWAN, INC.

RE: The Summary of Credit Facilities
According to Super Micro's needs of debt finance, CTBC Bank CO., LTD. would like to propose the indicative bank facilities and terms below

Product Type	Proposed Line Amount	Tenor	Proposed Rate	Notes
Short Term Loan I Guarantee	NTD700M/ NTD100M	1 Year	l1+0.25%/ 5‰ annually	1. Collateral: Bade factory 2. Guarantee line is included in Short Term Loan.
Export O/A loan	USD50M	1 Year	Bargaining Rate	1. Clean loan 2. Drawdown Tenor: 120 Days 3. O/A list is required upon drawdown. 4. 80% of invoice amount can be financed.
Total Cap	USD50M
Bargaining Rate:
● 1M COF+0.40%: repay by the end of each quarter (Mar 31, Jun 30, Sep 30, Dec 31)
● 1M COF+0.45%: Drawdown cross quarter

COF: CTBC Bank's cost of USD fund
l1: CTBC Bank's cost of NTD fund

Collateral:
● Bade factory: Mortgaged amount increased from NTD840M to NTD1,160M.

Terms:
● Shared revolving line of credit facility of USD50M for SUPER MICRO COMPUTER TAIWAN, INC. and SUPER MICRO COMPUTER, B.V.
● Tenor: From 8 May 2017 to 30 April 2018

Yours Faithfully,
For and on behalf of
CTBC BANK CO., LTD.

中國信託商業銀行(股)公司 CTBC Bank Co., Ltd.
11568 臺北市南港區經貿二路168號 No.168, Jingmao 2nd Rd., Nangang Dist., Taipei City 11568, Taiwan, R.O.C.
Tel: 886-2-3327-7777

PRIVATE & CONFIDENTIAL
8 May 2017
ATTENTION: SUPER MICRO COMPUTER, B.V.

RE: The Summary of Credit Facility

According to Super Micro's needs of debt finance, CTBC Bank CO., LTD. would like to propose the indicative bank facility and terms below

Product Type	Proposed Line amount	Tenor	Proposed Rate	Notes
Export O/A loan	USD50M	1 Year	Bargaining Rate	1. Clean loan 2. Drawdown Tenor: 120 Days 3. O/A list is required upon drawdown. 4. 80% of invoice amount can be financed.
Bargaining Rate:
● 1M COF+0.40%: repay by the end of each quarter (Mar 31, Jun 30, Sep 30, Dec 31)
● 1M COF+0.45%: Drawdown cross quarter
COF: CTBC BANK's cost of USD fund.

Guarantor:
● SUPER MICRO COMPUTER TAIWAN, INC.

Terms:
● Shared revolving line of credit facility of USD50M for SUPER MICRO COMPUTER TAIWAN, INC. and SUPER MICRO COMPUTER, B.V.
● Tenor: from 8 May 2017 to 30 April 2018

Yours faithfully,
For and on behalf of
CTBC BANK CO ., LTD.

中國信託商業銀行(股)公司 CTBC Bank Co., Ltd.
11568 臺北市南港區經貿二路168號 No.168, Jingmao 2nd Rd., Nangang Dist., Taipei City 11568, Taiwan, R.O.C.
Tel: 886-2-3327-7777